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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      ___________________________________________________________________


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 25, 1999, included in Alaska Air Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP
Seattle, Washington
September 20, 1999